Exhibit 10.1

FIFTH AMENDMENT

TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) dated as of November 11, 2015, is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided herein, the “Administrative Agent”).

The parties hereto agree as follows:

RECITALS

(A)          The Borrower, the Administrative Agent and the Lenders are party to that certain Fifth Amended and Restated Credit Agreement dated as of April 12, 2013 (as amended, supplemented, or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;

(B)          The Lenders party hereto and the Administrative Agent, together with the Borrower, have agreed to amend the definition of “Change in Control” in the Credit Agreement as more particularly set forth herein; and

(C)          In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows.

Section 1.              Defined Terms.  Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2.              Amendment.  In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the condition precedent set forth in Section 3 hereof, Section 1.02 of the Credit Agreement shall be amended by amending the definition of “Change in Control” to (A) delete clause (c) thereof, (B) replace the “,” at the end of clause (a) thereof with “or” and (C) amend and restate clause (b) thereof in its entirety to read in full as follows:

(b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated or appointed by the board of directors of the Borrower or approved by the board of directors of the Borrower for consideration by shareholders for election nor (ii) appointed or elected by directors so nominated, appointed or approved.

Section 3.              Condition Precedent.  This Fifth Amendment shall be effective upon the date of the receipt by the Administrative Agent of counterparts hereof duly executed by the Borrower and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) (the “Fifth Amendment Effective Date”).

The Administrative Agent shall notify Borrower and each Lender of the Fifth Amendment Effective Date and such notice shall be conclusive and binding.

Section 4.              Reaffirm Existing Representations and Warranties.  The Borrower hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Fifth Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty was true and correct in all material respects as of such date or qualified by materiality, in which case such representation or warranty shall be true and correct as of the applicable date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not, and will not after giving effect to this Fifth Amendment, exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Fifth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate  any provision of applicable law or any material agreement binding upon Borrower or any other Loan Party; and (v) this Fifth Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

Section 5.              Miscellaneous.

5.1          Confirmation.  The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment.  This Fifth Amendment shall constitute a Loan Document.

5.2          No Waiver.  Neither the execution by the Administrative Agent or the Lenders party hereto of this Fifth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fifth Amendment or which

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may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this Fifth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Fifth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.3          Counterparts.  This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.   Delivery of an executed signature page to this Fifth Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Fifth Amendment.

5.4          Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5          Severability.  Any provision of this Fifth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.6          No Oral Agreement.  This Fifth Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.  This Fifth Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

5.7          Governing Law.  THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE

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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

	By:	/s/ Matthew J. Purchase
Matthew J. Purchase
Treasurer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

AGENTS AND LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent

	By:	/s/ Sarah Thomas
	Name:	Sarah Thomas
	Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BANK OF AMERICA, N.A., Individually and as
Co-Syndication Agent

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A., Individually and as Co-Syndication Agent

By:	/s/ Darren Vanek
Name:	Darren Vanek
Title:	Executive Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

COMPASS BANK, Individually and as
Co-Documentation Agent

By:	/s/ Gabriela Albino
Name:	Gabriela Albino
Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

COMERICA BANK, Individually and as
Co-Documentation Agent

By:	/s/ Garrett R. Merrell
Name:	Garrett R. Merrell
Title:	Relationship Manager

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:	/s/ Parker Heikes
Name:	Parker Heikes
Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

SANTANDER BANK, N.A.
f/k/a Sovereign Bank

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Matthew Molero
Name:	Matthew Molero
Title:	Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT — SM ENERGY COMPANY]